Preferred Stock and Stockholders' Equity (Deficit) - Weighted-Average Assumptions Used in Black-Scholes Option Pricing Model to Determine Fair Value of Employee Stock Option Grants (Detail)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Equity [Abstract]
Risk-free interest rate	1.90%	1.62%	2.29%
Expected volatility	80.00%	79.00%	84.00%
Expected term (in years)	6 years	5 years 7 months 6 days	5 years 10 months 24 days
Expected dividend yield	0.00%	0.00%	0.00%